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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2001
                                (January 3, 2001)



                             FORWARD AIR CORPORATION
             (Exact name of registrant as specified in its charter)


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
          TENNESSEE                           000-22490                  62-1120025
(State or other jurisdiction of       (Commission File Number)         (IRS Employer
 incorporation or organization)                                      Identification No.)



              430 AIRPORT ROAD
           GREENEVILLE, TENNESSEE                                   37745
  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7100



                                       N/A
          (Former name or former address if changed since last report)


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ITEM 5.     OTHER EVENTS

         On January 3, 2001, Forward Air, Inc. ("Forward Air"), a wholly-owned subsidiary of Forward Air Corporation, agreed to purchase certain of the air cargo operating assets of Expedited Delivery Services, Inc. ("Expedited").

         Expedited is a wholly owned subsidiary of WorldPoint Logistics, Inc. of Bellevue, Washington. Expedited is a provider of transportation service to the air cargo industry serving 20 U.S. markets. The air freight operations of Expedited are being integrated into the operations of Forward Air.


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ITEM 7(c)     EXHIBITS

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         No.
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
        99.1     Press Release dated January 3, 2001
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FORWARD AIR CORPORATION

Date: January 9, 2001                   By:  /s/ Bruce A. Campbell
                                             ------------------------------
                                             Bruce A. Campbell
                                             President